SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

July 8, 2002
Date of Report (Date of earliest event reported)

NEOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 5. Other Events

     On July 12, 2002, NeoTherapeutics, Inc. (“NeoTherapeutics”) issued a press release announcing the completion of an offering of 6,470,588 shares of its common stock at a negotiated purchase price per share of $0.17 to four institutional investors for aggregate consideration of approximately $1,100,000.00. The shares were issued pursuant to an effective Registration Statement on Form S-3. A copy of the press release is attached hereto as Exhibit 99.1, and the form of Stock Purchase Agreement and Warrant are attached hereto as Exhibits 10.1 and 4.1, respectively.

     NeoTherapeutics paid fees and warrants to certain finders in connection with the offering.

Item 7. Exhibits

Exhibits:

4.1	Form of Warrant dated as of July 8, 2002.
10.1	Form of Stock Purchase Agreement dated as of July 8, 2002.
99.1	Press release dated July 12, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOTHERAPEUTICS, INC.

Date: July 10, 2002	By:	/s/ Samuel Gulko

	Name:	Samuel Gulko
	Title:	Senior Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibits:

4.1	Form of Warrant dated July 8, 2002.
10.1	Form of Stock Purchase Agreement dated as of July 8, 2002.
99.1	Press release dated July 12, 2002.